Note 2 - Summary of Significant Accounting Policies: o. Translation of Foreign Currencies (Policies)	12 Months Ended
Sep. 30, 2016
Policies
o. Translation of Foreign Currencies

o.     Translation of Foreign Currencies – All amounts in the financial statements are presented in US dollars, and the US dollar is our functional currency. We have a Canadian subsidiary, but this subsidiary has no operations, assets, or liabilities in Canada for the years ended September 30, 2016 and 2015, respectively.  We incur certain expenses in Canada, and the foreign translation and transaction gains and losses relating to such expenses incurred in Canada by Timberline – a gain of $16,773 and a loss of $17,938 for the years ended September 30, 2016 and 2015, respectively -  have been included in our net loss as a component of other income (expense).